BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

Class A Shares (TIPRX), Class C Shares (TIPPX), Class I Shares (TIPWX),
and Class L Shares (TIPLX) of Beneficial Interest

Supplement dated July 12, 2024 to

each Prospectus dated February 1, 2024

Effective immediately, the “Purchasing Shares” section in each of the Class A, Class C, Class I, and Class L Prospectuses (the “Prospectuses”) is replaced with the following:

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by SS&C GIDS, the Fund’s Transfer Agent. The returned check and stop payment fee is currently $25. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when a Financial Intermediary or, if applicable, its authorized designee, receives the order. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary or their authorized designee and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary or their authorized designee may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase orders.

This Supplement and the Prospectuses dated February 1, 2024 provide relevant information for all shareholders and should be retained for future reference. The Prospectuses have each been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-844-819-8287.